                                                                                       Exhibit 24.1

                                         POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned hereby constitutes and appoints, as of the date hereof, Pasquale DeAngelis, his or her true and lawful attorney-in-fact with full power of substitution, resubstitution and revocation, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, including, but not limited to, the undersigned's individual capacity, to execute all agreements, certificates, forms, instruments, or other documents, and to take any action, necessary to file beneficial ownership reports on

Schedules 13D and 13G and Forms 3, 4 and 5 (including any amendments thereto, and including any beneficial ownership reports which may in the future be required by the Securities and

Exchange Commission to be filed provided that the purpose and form of such reports is substantially similar to Schedules 13D or 13G or Form 3, 4 or 5) under the Securities Exchange

Act of 1934 with the Securities and Exchange Commission or any stock exchange or similar authority, in connection with any equity investments in Urogen Pharma Ltd. by each of the undersigned in his or her individual capacity.

In connection with the appointment of such attorney-in-fact, each of the undersigned hereby grants unto said attorney-in-fact full power and authority to do and perform each and every act and thing which, in the opinion of such attorney-in-fact, may be requisite, necessary, proper or of benefit to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, thereby ratifying and confirming all that said attorney-in-fact (or attorney-in-fact's substitute or substitutes), may lawfully do or cause to be done by virtue hereof, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his own discretion. Each of the undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigneds' responsibilities to comply with

Section 13 or Section 16 of the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until each of the undersigned is no longer required to file Forms 3, 4 and 5 or Schedules 13D or 13G with respect to the undersigned's holdings of, and transactions in, securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

Dated:  July 20, 2017

                                                  /s/ Jay Moorin

                                                  ______________________________

                                                  Jay Moorin

                                                  /s/ Alain Schreiber

                                                  ______________________________

                                                  Alain Schreiber